EARNINGS CALL 2nd QUARTER 2018 July 20, 2018

2nd Quarter 2018 | Financial Highlights ▪ Net income of $104.7 million ($0.99 per share), compared to $100.9 million ($0.96 per share) for Q1 2018, and $80.0 million ($0.76 per share) for Q2 2017 ▪ Net interest margin of 4.70%, compared to 4.60% in Q1 2018, and 4.61% in Q2 2017 ▪ Operating efficiency ratio of 42.1%, compared to 42.7% in Q1 2018, and 41.2% in Q2 2017 ▪ Total loans of $16.14 billion, up $578 million from prior quarter and total deposits of $18.09 billion, up $733 million from prior quarter ▪ Nonperforming assets (nonaccrual loans and repossessed assets) to total assets of 0.29%, compared to 0.33% at March 31, 2018, and 0.32% at June 30, 2017 ▪ Net loan charge-offs (recoveries) to average loans outstanding of 0.07%, compared to 0.04% in Q1 2018, and (0.03)% in Q2 2017 ▪ Tangible common equity ratio of 9.9% and tangible book value per share, net of tax, of $19.78, compared to 9.8% and $18.86, respectively, at March 31, 2018 2 2

Quarterly Consolidated Financial Results $ in millions, except EPS Q2-18 Q1-18 Q2-17 Q2 2018 Highlights Net Interest Income $ 224.1 $ 214.2 $ 192.7 ▪ Net Interest Income increased Operating Non-Interest Income 14.1 12.7 10.6 $9.9 million as a result of loan Net Operating Revenue $ 238.2 $ 226.9 $ 203.4 growth, partially offset by higher Operating Non-Interest Expense (102.7) (99.4) (88.2) rates on deposits and interest Operating Pre-Provision Net Revenue $ 135.5 $ 127.6 $ 115.2 expense on borrowings Provision for Credit Losses (5.0) (6.0) (3.0) ▪ Operating Non-Interest Expense Gains (Losses) on OREO and Other Assets 0.2 1.2 (0.2) increased $3.3 million primarily Fair Market Value Adjustments (0.7) (1.1) — from deposit growth and Pre-tax Income $ 130.0 $ 121.7 $ 112.0 consulting fees Income Tax (25.3) (20.8) (32.0) ▪ Income tax expense increased Net Income $ 104.7 $ 100.9 $ 80.0 due to the cyclical excess tax benefits on share-based Average Diluted Shares Outstanding 105.4 105.3 105.0 payment awards in Q1 Earnings Per Share $ 0.99 $ 0.96 $ 0.76 3 3

Net Interest Drivers $ in billions, unless otherwise indicated Total Investments and Yield Loans and Yield Q2 2018 Highlights 5.81% 5.68% 5.72% ▪ Loan yield increased 22 basis 5.60% 5.59% points due to rising interest rates 3.15% 3.23% 5.62% across all loan types 3.05% 3.10% 3.07% © 5.49% 5.57% © 2.97% ▪ Cost of interest-bearing deposits 2.87% 2.92% $16.1 $14.0 $14.5 $15.1 $15.6 increased 22 basis points due to $3.3 $3.8 $3.8 $3.7 $3.7 higher rates across all deposit accounts Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 ▪ Cost of funds for total deposits and © Adjusted yield includes the effects of the decrease in the tax equivalent adjustment ("TEA") from borrowings increased 15 basis the Tax Cuts and Jobs Act ("TCJA") points to 0.61% Interest Bearing Deposits and Deposits, Borrowings, and Cost of Funds Cost of Liability Funding 0.61% 0.35% 0.38% 0.40% 0.46% $0.4 $0.8 $0.7 $0.5 0.82% $0.4 0.60% $7.9 0.42% 0.49% 0.53% $6.9 $7.6 $7.4 $7.5 Investments Loans $9.2 $9.3 $9.5 $9.9 $10.1 $9.2 $9.3 $9.5 $9.9 $10.1 Interest Bearing Deposits Non-Interest Bearing Deposits Total Borrowings Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 4 4

Net Interest Income and Accretion $ in millions Net Interest Income, NIM, and Q2 2018 Highlights Average Interest Earnings Assets $224.1 $211.0 $214.2 $201.6 ▪ NIM increased 10 basis points to 4.70% quarter- $192.7 4.73% 4.65% 4.70% over-quarter due to favorable impacts of rising 4.61% 4.60% short-term interest rates for securities and loans, 4.61% © 4.49% 4.53% partially offset by higher rates on deposit accounts $17,648 $18,291 $18,792 $19,144 $19,581 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 NIM Net Interest Income Avg Interest Earning Assets © Adjusted NIM includes the effects of the decrease in the TEA from the TCJA Acquired Loan Accretion Scheduled Acquisition Loan Accretion * $2.7 $3.2 $2.7 $1.5 $3.0 $0.2 $0.2 $0.2 $0.2 $4.4 $4.3 $4.4 $4.2 $2.1 $1.8 $1.8 $1.7 $1.7 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 PCI Accretion PCI Rate Accretion Non-PCINon-PCI AccretionAccretion PCI Accretion Non-PCI Rate and Credit Accretion 5 Ending rate and credit marks on all acquired loans at 6/30/2018 is $29 million * Amounts do not include early loan payoffs 5

Operating Expenses and Efficiency $ in millions Operating Expenses and Efficiency Ratio Q2 2018 Highlights © 42.3% 41.0% 41.7% 42.7% 42.1% ▪ The operating efficiency ratio decreased from 41.2% 40.0% 40.7% 42.7% in Q1 2018 to 42.1% as revenue growth outpaced expense growth ▪ Operating expenses increased from the prior $88.2 $89.0 $95.4 $99.4 $102.7 quarter primarily due to deposit growth and consulting fees Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Efficiency Ratio Operating Expenses © Includes the effects of the decrease in the TEA from the TCJA Breakdown of Operating Expenses $16.1 $16.0 $15.3 $12.5 $14.7 $13.5 Other $11.6 $11.2 $12.9 $10.6 $10.7 $11.3 Professional Fees + Data Processing $10.5 $11.0 $10.2 Occupancy + Insurance $52.3 $52.7 $57.7 $62.1 $61.8 Compensation Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 6 6 6

Operating Pre-Provision Net Revenue, Net Income, and ROA $ in millions Operating Pre-Provision Net Revenue and Operating PPNR ROA Net Income and ROA 2.61% 2.57% 2.53% 2.51% 2.46% 1.99% 2.02% 1.79% 1.71% 1.71% $135.5 $122.7 $127.8 $127.6 $115.2 $100.9 $104.7 $89.3 $80.0 $82.8 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 7 7

Consolidated Balance Sheet $ in millions Q2-18 Q1-18 Q2-17 Q2 2018 Highlights Investments & Cash $ 4,196 $ 4,174 $ 3,890 ▪ Loans increased $578 million (3.7%) Loans 16,138 15,560 13,990 over prior quarter and $2.15 billion Allowance for Credit Losses (147) (145) (132) (15.4%) over prior year Other Assets 1,180 1,172 1,097 ▪ Deposits increased $733 million (4.2%) Total Assets $ 21,367 $ 20,761 $ 18,845 over prior quarter and $2.06 billion (12.7%) over prior year Deposits $ 18,088 $ 17,355 $ 16,031 ▪ Shareholders' Equity increased Borrowings 454 685 407 $98 million over prior quarter and $333 Other Liabilities 434 427 347 million over prior year as a function of Net Income Total Liabilities $ 18,976 $ 18,467 $ 16,785 Shareholders' Equity 2,391 2,294 2,059 ▪ Tangible Book Value/Share increased $0.92 over prior quarter and $3.07 Total Liabilities and Equity $ 21,367 $ 20,761 $ 18,845 (18.4%) over prior year Tangible Book Value Per Share $ 19.78 $ 18.86 $ 16.71 8 8

5 Quarter Loan Growth and Portfolio Composition $ in millions Highlights $2.15 Billion Year Over Year Growth $16,138 Quarter-over-quarter loan growth $15,560 $15,094 +578 driven by: +466 ¡ $14,522 +572 C&I $ 334 million $13,990 $600 3.7% ¡ +532 $469 Residential & Consumer 131 million +781 $475 Residential & $1,978 12.3% $428 $1,957 Consumer $383 2.7% $1,632 $1,666 Year-over-year loan growth across all $1,602 11.5% loan types: Construction & ¡ C&I $ 957 million Land $4,011 24.8% ¡ $3,904 $3,925 Construction & Land 376 million $3,628 ¡ $3,649 26.1% CRE, Non-OO 362 million CRE, Non-Owner ¡ Occupied CRE, OO 236 million ¡ $2,271 14.1% Residential & Consumer 217 million $2,265 CRE, Owner $2,062 $2,242 $2,035 14.5% Occupied Commercial & Industrial $6,944 $7,278 45.1% $6,321 45.2% $6,738 $6,841 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 9 9

5 Quarter Deposit Growth and Composition $ in millions $2.06 Billion Year Over Year Growth Highlights $18,088 Quarter-over-quarter deposit growth $17,355 $16,905 $16,973 +733 driven by: +382 ¡ $16,031 +874 +68 Non-Interest Bearing $ 446 million +675 $1,806 10.0% DDA $1,590 $1,622 $1,762 ¡ Savings and MMDA 154 million $1,587 9.9% Year-over-year deposit growth across $6,469 35.8% all deposit types: CDs ¡ $6,300 $6,331 $6,315 Non-Interest Bearing $ 1.09 billion $6,104 38.1% DDA Savings and ¡ MMDA Interest-Bearing DDA 384 million ¡ Savings and MMDA 365 million $1,865 10.3% $1,776 ¡ Interest Bearing $1,406 $1,586 CDs 219 million $1,481 9.2% DDA Non-Interest Bearing DDA $7,609 $7,502 $7,948 43.9% $6,859 42.8% $7,434 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 10 10

Adversely Graded Loans and Non-Performing Assets * $ in millions $406 $368 $379 $369 $355 $200 $141 $150 $155 $185 Adversely Graded Loans 2.12% $166 $122 2.04% 1.92% $128 $127 $157 1.85% 1.83% $55 $30 $44 $37 $34 0.32% 0.42% 0.36% 0.33% 0.29% NPAs $31 $29 $28 $30 $28 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Special Mention Loans Non-Performing Loans Adversely Graded Assets to Total Assets Classified Accruing Loans OREO NPAs to Total Assets Accruing TDRs total $42.4 million as of 6/30/2018 * Amounts are net of total PCI credit and interest rate discounts of $9.3 million as of 6/30/2018 11 11

Charge-Offs, Recoveries, ALLL, and Provision $ in millions Gross Charge-Offs, Recoveries and Rate ALLL and ALLL to Organic Loans Ratio $145 $147 $132 $136 $140 $3.9 $2.8 $3.2 $2.3 $3.6 1.08% 1.06% 1.03% 1.02% $(2.2) $(1.3) 0.99% $(4.0) $(2.8) $(0.9) Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Gross Charge-Offs Recoveries ALLL ALLL/Total Organic Loans Provision for Credit Losses Credit Discounts and Credit Discounts to Acquired Loans Ratio $37.8 $32.7 $6.0 $27.0 $5.0 $5.0 $5.0 $23.1 $19.7 $3.0 2.19% 2.02% 1.86% 1.73% 1.50% Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Provision for Credit Losses Credit Discounts CD/Acquired Loans 12 12

Capital Capital Ratios ROTCE and TBV/Share 20.5% 20.4% 13.4% 13.4% 13.3% 13.3% 13.2% 18.8% 18.4% 18.2% 10.8% 10.5% 10.3% 10.4% 10.4% $19.78 10.7% $18.86 10.5% $18.31 10.3% 9.9% 10.1% $17.53 9.8% 9.9% $16.71 9.6% 9.5% 9.4% Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Total Capital Common Equity Tier 1 ROTCE TBV/Share Tier 1 Leverage Tangible Common Equity 13 13

Management Outlook ▪ Financial Position ▪ Margin ▪ Operating Leverage ▪ Asset Quality 14 14

Questions and Answers 15

Forward-Looking Statements This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding our expectations with regard to our business, financial and operating results, and future economic performance. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 as filed with the Securities and Exchange Commission; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for credit losses; legislative or regulatory changes or changes in accounting principles, policies, or guidelines; supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities, including expansion through acquisitions; additional regulatory requirements resulting from our continued growth; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend to have and disclaim any duty or obligation to update or revise any industry information or forward-looking statements, whether written or oral, that may be made from time to time, set forth in this presentation to reflect new information, future events or otherwise. This presentation contains both financial measures based on GAAP and non-GAAP based financial measures, which are used where management believes them to be helpful in understanding the Company’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the Company's press release as of and for the quarter ended June 30, 2018. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. 16 16 16